SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2006

                                  SBARRO, INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)

                                    New York
                                    --------
                            (State of Incorporation)

        002-96807                                         11-2501939
        ---------                                         ----------
 (Commission File No.)                         (IRS Employer Identification No.)

             401 Broadhollow Road, Melville, New York        11747
             ----------------------------------------        -----
             (Address of Principal Executive Offices)     (Zip Code)

                                 (631) 715-4100
              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

                  On February 17, 2006, the Company granted a Special Event Incentive Bonus to each of Richard A. Mandell, Michael O'Donnell and Bernard Zimmerman, directors of the Company, which provide that, if such person is a director at the time of a "Special Event," he will be eligible to receive an amount equal to (a) 30,000 (subject to adjustment in certain events) multiplied by (b) an amount equal to the per share proceeds received by the Company's shareholders in excess of a threshold amount. A "Special Event" is the first to occur of (i) the consummation of a public offering of the Company common stock, or (ii) any change in the ownership or effective control of the Company (other than changes which occur within the group of shareholders constituting the current holders of the Company's common stock, members of their families and trusts for their respective benefits), including without limitation (a) the sale of fifty percent (50%) or more of the voting securities or assets of the Company, (b) the liquidation or dissolution of the Company, and/or (c) the merger of the Company with another entity whereby the shareholders of the Company as of the date immediately preceding the effective date of the merger do not own 50% or more of the outstanding voting power of the resulting entity as of the effective date of the merger. The foregoing summary is qualified in its entirety by reference to the full text of the form of Special Event Incentive Bonus dated February 17, 2006 granted to each of Richard A. Mandell, Michael O'Donnell and Bernard Zimmerman, a copy of which is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

                  (a)      Financial Statements of Businesses Acquired: None

                  (b)      Pro Forma Financial Information: None

                  (c)      Exhibits:


                  99.1 Form of Special Event Incentive Bonus Letter dated February 17, 2006 issued to each of Richard A. Mandell, Michael O'Donnell and Bernard Zimmerman, together with a Schedule, pursuant to Instruction 2 of the instructions to Item 601 of Regulation S-K, setting forth the differences among the three Special Event Incentive Bonus Letters.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SBARRO, INC.


Date: February 23, 2006            By: /s/ Anthony J. Puglisi
                                       -----------------------------------------
                                       Anthony J. Puglisi,
                                       Vice President - Finance and Chief
                                          Financial Officer


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



                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1 Form of Special Event Incentive Bonus Letter dated February 17, 2006 issued to each of Richard A. Mandell, Michael O'Donnell and Bernard Zimmerman, together with a Schedule, pursuant to Instruction 2 of the instructions to Item 601 of Regulation S-K, setting forth the differences among the three Special Event Incentive Bonus Letters.


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